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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report dated July 3, 1998, included in Manor Care, Inc.'s Form 10-K for the year ended May 31, 1998, into the Company's previously filed Registration Statement File Nos. 2-80129, 2-73420, 33-9766, 33-20241, 33-27834, 33-36213, 2-
78242, 33-52734, 33-64680, 33-67850, 33-58903, 33-58907, 33-63965, 333-14165,
333-16669 and 333-18607.



/s/ ARTHUR ANDERSEN LLP

Washington, D.C.
August 14, 1998